[ABN AMRO ASSET MANAGEMENT LOGO]

                                 ABN AMRO FUNDS

                          ABN AMRO MUNICIPAL BOND FUND

                                 CLASS N SHARES

                          SUPPLEMENT DATED JULY 5, 2006
                    TO THE PROSPECTUS AS DATED MARCH 1, 2006

THIS PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

         The following information replaces the information about the portfolio manager of ABN AMRO MUNICIPAL BOND FUND (the "Fund") found on page 35 of the Class N Shares prospectus.

PORTFOLIO MANAGER        INVESTMENT EXPERIENCE

Steven L. Haldi          Portfolio Manager of the Fund since July 2006; Managing
                         Director of the Adviser. Before joining the Adviser, Mr. Haldi worked for 15 years at First National Bank of
                         Chicago in the Fixed Income Portfolio Management Group.
                         Mr. Haldi holds an MBA from Benedictine University and a BS in Finance from Eastern Illinois University.



                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE.

         For more information, please call ABN AMRO Funds: 800 992-8151 or visit our Web site at www.abnamrofunds.com

                                                                ABN N supp mb706